PORTFOLIO OF INVESTMENTS – as of February 28, 2021 (Unaudited)

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks – 97.6% of Net Assets

	Argentina – 6.8%
4,982	MercadoLibre, Inc.(a)	$8,161,064

	Brazil – 1.5%
716,506	Ambev S.A., ADR	1,827,090

	China – 16.7%
20,744	Alibaba Group Holding Ltd., Sponsored ADR(a)	4,932,093
14,141	Baidu, Inc., Sponsored ADR(a)	4,008,408
186,232	Budweiser Brewing Co. APAC Ltd., 144A	568,144
52,500	Tencent Holdings Ltd.	4,567,339
64,211	Trip.com Group Ltd., ADR(a)	2,533,124
58,509	Yum China Holdings, Inc.	3,501,179

		20,110,287

	Denmark – 0.9%
15,148	Novo Nordisk A/S, Class B	1,080,614

	France – 0.9%
10,955	Sodexo S.A.(a)	1,049,420

	Japan – 2.4%
11,500	FANUC Corp.	2,873,930

	Netherlands – 6.3%
2,106	Adyen NV, 144A(a)	4,914,107
14,300	NXP Semiconductors NV	2,610,465

		7,524,572

	Switzerland – 9.0%
16,905	Nestle S.A., (Registered)	1,764,352
60,942	Novartis AG, (Registered)	5,248,716
11,505	Roche Holding AG	3,774,316

		10,787,384

	United Kingdom – 4.0%
70,722	Experian PLC	2,244,986
11,870	Reckitt Benckiser Group PLC	995,667
30,024	Unilever PLC	1,559,688

		4,800,341

	United States – 49.1%
2,745	Alphabet, Inc., Class A(a)	5,550,143
2,489	Amazon.com, Inc.(a)	7,698,303
7,219	Autodesk, Inc.(a)	1,992,444
24,418	Boeing Co. (The)(a)	5,176,860
19,115	Colgate-Palmolive Co.	1,437,448
3,776	Core Laboratories NV	134,199
17,559	Deere & Co.	6,130,198
15,907	Expeditors International of Washington, Inc.	1,460,899
18,861	Facebook, Inc., Class A(a)	4,858,971

Shares	Description	Value (†)
Common Stocks – continued

	United States – continued
17,635	Microsoft Corp.	$4,098,021
65,988	Oracle Corp.	4,256,886
17,970	QUALCOMM, Inc.	2,447,334
16,184	salesforce.com, Inc.(a)	3,503,836
51,499	Schlumberger NV	1,437,337
20,139	SEI Investments Co.	1,127,784
106,678	Under Armour, Inc., Class A(a)	2,335,181
22,027	Visa, Inc., Class A	4,678,315
7,220	Yum! Brands, Inc.	747,487

		59,071,646

	Total Common Stocks (Identified Cost $88,072,663)	117,286,348

Principal Amount
Short-Term Investments – 2.1%
$ 2,595,093	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/26/2021 at 0.000% to be repurchased at $2,595,093 on 3/01/2021 collateralized by $2,699,800 U.S. Treasury Note, 0.250% due 8/31/2025 valued at $2,647,033 including accrued interest(b) (Identified Cost $2,595,093)	2,595,093

	Total Investments – 99.7% (Identified Cost $90,667,756)	119,881,441
	Other assets less liabilities – 0.3%	322,672

	Net Assets – 100.0%	$120,204,113

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of February 28, 2021, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$29,081,591	24.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of February 28, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, the value of Rule 144A holdings amounted to $5,482,251 or 4.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$14,974,804	$5,135,483	$—	$20,110,287
Denmark	—	1,080,614	—	1,080,614
France	—	1,049,420	—	1,049,420
Japan	—	2,873,930	—	2,873,930
Netherlands	2,610,465	4,914,107	—	7,524,572
Switzerland	—	10,787,384	—	10,787,384
United Kingdom	1,559,688	3,240,653	—	4,800,341
All Other Common Stocks*	69,059,800	—	—	69,059,800

Total Common Stocks	88,204,757	29,081,591	—	117,286,348

Short-Term Investments	—	2,595,093	—	2,595,093

Total	$88,204,757	$31,676,684	$—	$119,881,441

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Industry Summary at February 28, 2021 (Unaudited)

Internet & Direct Marketing Retail	19.4%
Interactive Media & Services	15.8
Software	11.5
Pharmaceuticals	8.4
IT Services	8.0
Machinery	7.5
Hotels, Restaurants & Leisure	4.4
Aerospace & Defense	4.3
Semiconductors & Semiconductor Equipment	4.2
Household Products	2.0
Beverages	2.0
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	8.1
Short-Term Investments	2.1

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

Currency Exposure Summary at February 28, 2021 (Unaudited)

United States Dollar	74.1%
Swiss Franc	9.0
Euro	6.3
Hong Kong Dollar	4.3
British Pound	2.7
Japanese Yen	2.4
Danish Krone	0.9

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%